SUPPLEMENTAL BALANCE SHEET AND CASH FLOW INFORMATION (Details) (USD $) In Millions, unless otherwise specified	Aug. 04, 2013	Feb. 03, 2013	Jan. 29, 2012
Receivables
Trade receivables, net of allowance for doubtful accounts	$ 1,136	$ 926	$ 919
Vendor rebate receivables	67	66	71
Other receivables	18	16	12
Total receivables, net	$ 1,221	$ 1,008	$ 1,002